U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 20, 2009

                         Commission File No. 333.136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)

           Nevada                                         20-4647578
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

                             1809 East Broadway #125
                              Oviedo, Florida 32765
                    (Address of principal executive offices)

                                 (757) 572-9241
                           (Issuer's telephone number)
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As used in this report,  the terms "we",  "us",  "our",  "our company"  "Domark"
refer to Domark International, Inc., a Nevada corporation.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-KSB, Form 10-QSB, Form 8-K, or their successors.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 20, 2009, the Board of Directors appointed Joseph Vittoria and Richard Smith as members of our Board of Directors.

Joseph Vittoria's biography is as follows:

Since February, 2000, Mr. Vittoria has been Chairman of Puradyn Filter Technologies, Inc., designs, manufactures and markets a Bypass Oil Filtration System. and was named CEO in November 2006. From 1997 through 2000, Joseph Vittoria was founder of Travel Services International, a public company in the travel industry. From 1987 to 1997, he was Chairman and Chief Executive Officer of Avis, Inc. Mr. Vittoria holds a BS in civil engineering from Yale University

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and an MBA from Columbia  Business  School.  He also holds an honorary doctor of laws degree from Molloy College and a Doctor of Business Administration from Roger Williams University

Rick Smith's biography is as follows:

Since in July, 1987, Mr. Smith has been Chairman and Founder of News USA, Inc., a multi-million dollar syndicated news distributing business. Mr. Smith has a B.A. in Economics from York University in Toronto, an Honors Bachelors of Commerce in Accounting from the University of Windsor, MBA studies at the University of Toronto and the CPA program before joining Deloite and Touche. He is the author of three best-selling self-help business books: Getting Started, Getting Money and Getting Sales

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

None.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DoMark International, Inc.


Date: February 23, 2009          By: /s/ R. Thomas Kidd
                                     -------------------------------------------
                                     R. Thomas Kidd
                                     Chairman, President Chief Executive Officer
                                     (Principle Executive Officer, Principle
                                     Financial Officer)


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